                                                                    EXHIBIT 10.5


                               STOCK OPTION PLAN
                                       OF
                       SAFEGUARD HEALTH ENTERPRISES, INC.

                     (As Amended Through February 7, 1997)



     SAFEGUARD HEALTH ENTERPRISES, INC., a corporation organized under the laws of the State of Delaware, hereby adopts the following Amended Stock Option Plan of SafeGuard Health Enterprises, Inc., as is attached hereto, marked Exhibit A and incorporated by this reference herein.

     We hereby certify that the attached Amended Stock Option Plan was duly adopted by the Board of Directors of SafeGuard Health Enterprises, Inc., a Delaware corporation, at a duly called, authorized and convened meeting of the Board of Directors held on February 7, 1997.



Date:   2/7/97                      /s/ STEVEN J. BAILEYS, D.D.S
      ----------                    -----------------------------
                                    STEVEN J. BAILEYS, D.D.S.
                                    Chairman, President and Chief
                                    Executive Officer


                                    /s/ RONALD I. BRENDZEL, J.D.
                                    ----------------------------
                                    RONALD I. BRENDZEL, J.D.
                                    Senior Vice President and
                                    Secretary

                               STOCK OPTION PLAN
                                       OF
                       SAFEGUARD HEALTH ENTERPRISES, INC.

               (As amended and restated through February 7, 1997)


          SAFEGUARD HEALTH ENTERPRISES, INC., a corporation organized under the laws of the State of Delaware, hereby adopts this Stock Option Plan of Safeguard Health Enterprises, Inc. The purposes of this Plan are as follows:

          (1) To further the growth, development and financial success of the Company by providing additional incentives to certain of its Directors and executive and other key Employees who have been or will be given responsibility for the management or administration of the Company's business affairs, by assisting them to become owners of capital stock of the Company and thus to benefit directly from its growth, development and financial success.

          (2) To enable the Company to obtain and retain the services of the type of Directors and professional, technical and managerial Employees considered essential to the long range success of the Company by providing and offering them an opportunity to become owners of capital stock of the Company under options, some of which are intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code.

          The Plan shall be divided into two separate components: the Discretionary Option Grant Program described in Articles III through VI and the Automatic Option Grant Program described in Article VII. Under the Discretionary Option Grant Program, eligible individuals may, at the discretion of the Plan Administrator, be granted stock options to purchase shares of Common Stock in accordance with the provisions of Articles III through VI. Under the Automatic Option Grant Program, each eligible member of the Board will automatically receive periodic option grants to purchase shares of Common Stock in accordance with the provisions of Article VII.

          Unless the context clearly indicates otherwise, the provisions of Articles I, II and VIII of the Plan shall apply to both the Discretionary Option Grant Program and the Automatic Option Grant Program and shall accordingly govern the interests of all individuals under the Plan.

                                   ARTICLE I

                                   DEFINITION
                                   ----------

Section 1.1 - General
-----------   -------

          Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary.

Section 1.2 - Board
-----------   -----

          "Board" shall mean the Board of Directors of the Company.

Section 1.3 - Code
-----------   ----

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

Section 1.4 - Committee
-----------   ---------

          "Committee" shall mean the committee appointed by the Board pursuant to Section 6.1(a) to administer the provisions of the Discretionary Stock Option Grant Program.

Section 1.5 - Company
-----------   -------

          "Company" shall mean Safeguard Health Enterprises, Inc.

Section 1.6 - Director
-----------   --------

          "Director" shall mean a member of the Board.

Section 1.7 - Employee
-----------   --------

          "Employee" shall mean any employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the
Code) of the Company or of any corporation which is then a Parent or Subsidiary, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

Section 1.8 - Incentive Stock Option
-----------   ----------------------

          "Incentive Stock Option" shall mean an Option qualifying under Section 422 of the Code and designated as such by the Plan Administrator.

Section 1.9 - Non-Employee Director
-----------   ---------------------

          "Non-Employee Director" shall mean any Director who qualifies as a "non-employee director" within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Section 1.10 - Non-Qualified Stock Option
-------------  --------------------------

          "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option and which is designated as a Non-Qualified Stock Option by the Plan Administrator.

Section 1.11 - Officer
------------   -------

          "Officer" shall mean an officer of the Company or of any Parent or Subsidiary.

Section 1.12 - Option
------------   ------

          "Option" shall mean an option to purchase capital stock of the Company, granted under the Plan. "Options" includes both Incentive Stock Options and Non-Qualified Stock Options, except that for purposes of Article VII, such term shall refer solely to Non-Qualified Stock Options.

Section 1.13 - Optionee
------------   --------

          "Optionee" shall mean an Employee or non-Employee member of the Board to whom an Option is granted under the Plan.

Section 1.14 - Parent Corporation
------------   ------------------

          "Parent" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations in the unbroken chain (other than the Company) owns at the time of determination stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.15 - Plan
------------   ----

          The "Plan" shall mean this Stock Option Plan of Safeguard Health Enterprises, Inc.

Section 1.16 - Plan Administrator
------------   ------------------

          "Plan Administrator" shall mean the Board or the Committee appointed to administer the Discretionary Option Grant provisions of the Plan, to the extent such entity is carrying out its administrative functions under the Plan in accordance with the provisions of Article VI.

Section 1.17 - Pronouns
------------   --------

          The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

Section 1.18 - Secretary
------------   ---------

          "Secretary" shall mean the Secretary of the Company.

Section 1.19 - Subsidiary
------------   ----------

          "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns at the time of determination stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.20 - Termination of Employment
------------   -------------------------

          "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee and the Company or any Parent or Subsidiary corporation, is terminated for any reason, with or without cause, at any time, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous reemployment by the Company or any Parent or Subsidiary corporation. The Plan Administrator, in its absolute discretion, shall determine the effect of all other matters and questions relating to the Optionee's Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and then applicable Treasury Regulations and other administrative authority under said Section.

                                   ARTICLE II

                             SHARES SUBJECT TO PLAN
                             ----------------------


Section 2.1 - Shares Subject to the Plan
-----------   --------------------------

          The shares of stock subject to Options shall be shares of the Company's authorized common stock ("Common Stock"). The aggregate number of such shares which may be issued over the term of the Plan shall not exceed 1,700,000. The total number of shares issuable from time to time under the Plan shall be subject to periodic adjustment in accordance with the provisions of
Section 2.3 below.

          Should an Option expire or terminate for any reason prior to exercise or surrender in full, the shares subject to the portion of the Option not so exercised or surrendered shall be available for subsequent Option grants under the Plan. Shares subject to any Option or portion thereof surrendered in accordance with Section 7.10 of the Plan and all share issuances under the Plan, whether or not such shares are subsequently repurchased by the Company pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent Option grants under this Plan. In addition, should the option price of an outstanding Option under the Plan be paid with shares of Common Stock, then the number of shares of Common Stock subsequently available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised, and not by the net number of shares of Common Stock actually issued to the Optionee.

Section 2.2 - Limitation on Incentive Stock Option Grants
-----------   -------------------------------------------

          The aggregate fair market value (determined as of the respective date or dates of grant) of the shares of Common Stock for which one or more Incentive Stock Options granted to any Employee under the Plan (or any other stock option plan of the Company or its Parent or Subsidiary corporations) may for the first time become exercisable as Incentive Stock Options under the Federal tax laws during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000) or such greater amount as may be permitted under subsequent amendments to Section 422 of the Internal Revenue Code. To the extent the Employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability thereof as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which such Options are granted.
In the event the applicable $100,000 limitation is in fact exceeded in any calendar year, the Option may nevertheless be exercised for those excess shares as a Non-Qualified Stock Option.

Section 2.3 - Changes in Company's Shares
-----------   ---------------------------

          In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, appropriate adjustments shall be made by the Stock Option Committee in the number and kind of shares for the purchase of which Options may be granted, including adjustments of the limitations in Sections 2.1 and 2.2 on the maximum number and kind of shares which may be issued on exercise of Options.

                                  ARTICLE III

                       GRANTING OF DISCRETIONARY OPTIONS
                       ---------------------------------


Section 3.1 - Eligibility for Option Grants
-----------   -----------------------------

          (a) The persons eligible to receive Option grants pursuant to the Discretionary Option Grant Program shall be limited to the following individuals:

               (i) such Employee-members of the Board as the Committee shall select from time to time; and

               (ii) such other key Employees (including officers who are not Directors) as the Plan Administrator shall select from time to time.

          (b) The Plan Administrator shall have the sole and exclusive authority, within the scope of its administrative functions under the Plan, to select the eligible individuals who are to receive Option grants under the Discretionary Option Grant Program and to determine the number of shares to be covered by each such Option grant, the status of the granted Option as either an

Incentive Stock Option or a Non-Qualified Stock Option, the time or times at which such Option is to become exercisable and the maximum term for which the Option is to remain outstanding.

          (c) Non-Employee members of the Board (including members of the Committee) shall not be eligible to participate in the Discretionary Option Grant Program. However, non-Employee members of the Board shall be eligible to receive periodic Option grants pursuant to the Automatic Option Grant provisions of Article VII.

          (d) Upon the selection of an eligible individual to receive an Option grant under the Discretionary Option Grant Program, the Plan Administrator shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Plan Administrator may, in its discretion and on such terms as it deems appropriate, require as a condition to the grant of the Option that the Optionee surrender for cancellation some or all of the unexercised Options which have been previously granted to him. Any Option the grant of which is unconditioned upon such surrender may have an option price lower (or higher) than the option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Plan Administrator deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, option period or any other term or condition of the surrendered Option.

                                   ARTICLE IV

                      TERMS OF DISCRETIONARY OPTION GRANTS
                      ------------------------------------


Section 4.1 - Option Agreement
-----------   ----------------

          Each Option issued under the Discretionary Option Grant Program shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and authorized Officers of the Company and which shall contain such terms and conditions as the Plan Administrator shall determine, consistent with the Plan. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "incentive stock options" under Section 422 of the Code.

Section 4.2 - Option Price
-----------   ------------

          (a) The price of the shares subject to each Option shall be set by the Plan Administrator; provided, however, that the price per share shall be not less than one hundred percent (100%) of the fair market value of such shares on the date such Option is granted; provided, further, that, in the case of an Incentive Stock Option granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary or any Parent corporation (a "10% Stockholder"), the price per share shall not be less than one hundred ten percent (110%) of the fair market value of such shares on the date such Option is granted.

          (b) For the purpose of Section 4.2(a) and all other valuation purposes under the Plan, the fair market value of a share of the Company's stock on the date the Option is granted shall be: (i) the closing price of a share of the Company's Stock on the principal exchange on which shares of the Company's stock are then trading, if any, on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or
(ii) if such stock is not traded on an exchange but quoted on NASDAQ or a successor quotation system, (1) the last sale price (if the stock is then listed as a National Market Issue) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on such date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock on such date as determined in good faith by the Committee effecting the Option grant; or
(iv) if the Company's stock is not publicly traded, the fair market value established by such Plan Administrator acting in good faith.

Section 4.3 - Commencement of Exercisability
-----------   ------------------------------

          (a) No Option may be exercised in whole or in part during the first year after such Option is granted. Thereafter the Optionee may, within the specified term of the Option and pursuant to the provisions of this Agreement, purchase the Optioned Shares in accordance with the following schedule:

               (i) One-third of the Optioned Shares at any time after the expiration of twelve (12) months measured from the date of grant.

               (ii) An additional one-third of the Optioned Shares at any time after the expiration of twenty-four (24) months measured from the date of grant.

               (iii) The final one-third of the Optioned Shares at any time after the expiration of thirty-six (36) months measured from the date of grant.

          Within the limitations provided in this Section 4.3 but subject to the other provisions of this Agreement, an Optionee may, on any two (2) occasions in each fiscal year during the term of the Option, purchase any or all of the Optioned Shares for which the Option is at the time exercisable; provided however, that each exercise shall be for not less than twenty-five (25) shares or the minimum installment set forth in this Section 4.3, if a smaller number of shares. In no event, however, shall an Option be exercisable for any fractional shares.

          (b) Subject to the provisions of Sections 4.3(a) and 4.3(c), Options shall become exercisable at such times and in such installments (which may be cumulative) as the Plan Administrator shall provide in the terms of the individual Option; provided, however, that by a resolution adopted after an Option is granted, the Plan Administrator may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.3(a) and 4.3(c), accelerate the time at which such Option or any portion thereof may be exercised.

          (c) No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

Section 4.4 - Expiration of Options
-----------   ---------------------

          (a) No Incentive Stock Option may be exercised to any extent by anyone after the first to occur of the following events:

               (i) The expiration of ten (10) years from the date the Option was granted;

               (ii) In the case of a 10% Stockholder, the expiration of five (5) years from the date that the Option was granted;

               (iii) Except in the case of any Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code) at the time Employee status terminates, the expiration of thirty (30) days from the date of the Optionee's Termination of Employment for any reason other than such Optionee's death unless the Optionee dies within said thirty (30) days;

               (iv) In the case of an Optionee who is disabled (within the mean of Section 22(e)(3) of the Code) at the time Employee status terminates, the expiration of six (6) months from the date of the Optionee's Termination of Employment for any reason other than such Optionee's death unless the Optionee dies within said six (6) month period;

               (v) The expiration of ninety (90) days from the date of the Optionee's death.

          No Non-Qualified Stock Option may be exercised to any extent by anyone after the expiration of ten (10) years and one (1) day from the date the Option was granted.

          (b) Subject to the provisions of Section 4.4(a), the Plan Administrator shall provide, as part of the terms of the Option, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Plan Administrator may provide as part of the terms of the Option that such Option is to expire immediately upon a Termination of Employment for any reason.

Section 4.5 - Consideration
-----------   -------------

          In consideration of the granting of the Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of the Company or a Parent or Subsidiary corporation for a period of at least one (1) year after the Option is granted. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Company or any Parent or Subsidiary corporation or shall interfere with or restrict in any way the rights of the Company and any such Parent or Subsidiary corporation, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

Section 4.6 - Adjustments in Outstanding Options
-----------   ----------------------------------

          In the event that the outstanding shares of the stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, the Plan Administrator shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest (vis-a-vis the other stockholders of the Company) shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in option price per share; provided, however, that, in the case of Incentive Stock Options, each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of
Section 424(h) (3) of the Code. Any such adjustment made by the Primary Committee (or the Board) shall be final and binding upon all Optionees, the Company and all other interested persons.

Section 4.7 - Merger, Consolidation, Exchange, Acquisition, Liquidation or
-----------   ------------------------------------------------------------
Dissolution
-----------

          In its absolute discretion, and on such terms and conditions as it deems appropriate, the Plan Administrator may provide as part of the terms of the Option that such Option cannot be exercised after the merger or consolidation of the Company into another corporation, the acquisition by another corporation of all or substantially all of the Company's assets or eighty percent (80%) or more of the Company's then outstanding voting stock or the liquidation or dissolution of the Company; and if the Plan Administrator so provides, it may, in its absolute discretion and on such terms and conditions as it deems appropriate, also provide either by the terms of such Option or by a resolution adopted prior to the occurrence of such merger, consolidation, exchange, acquisition, liquidation or dissolution, that, for some period of time prior to such event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 4.3(a), Section 4.3(b) and/or in any installment provisions of such Option.

                                   ARTICLE V

                       EXERCISE OF DISCRETIONARY OPTIONS
                       ---------------------------------

Section 5.1 - Persons Eligible to Exercise
-----------   ----------------------------

          During the lifetime of the Optionee, only he may exercise an Option granted to him, or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under Section 4.4 or Section 4.7, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's Will or under the then applicable laws of descent and distribution.

Section 5.2 - Partial Exercise
-----------   ----------------

          At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under
Section 4.4 or Section 4.7, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Plan Administrator may, as part of the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

Section 5.3 - Manner of Exercise
-----------   ------------------

          An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under Section 4.4 or Section 4.7:

          (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Plan Administrator; and

          (b) Payment of the option price for the purchased shares in any of the following forms:

               (i) full payment in a cashiers' check or wire transfer payable to the Company's order; or

               (ii) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the Exercise Date (as such term is defined below); or

               (iii) payment effected through a broker-dealer sale and remittance procedure pursuant to which the Optionee shall provide irrevocable written instruction (I) to the designated brokerage firm to effect the immediate sale of the purchased shares and to remit to the Company, out of the sale proceeds available on the settlement date, an amount equal to the aggregate option price payable for the purchased shares plus all applicable federal and state income and employment taxes required to be withheld by the Company in connection with such purchase and sale and
     (II) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction; or

               (iv) any combination of the consideration provided in the foregoing subsections (i), (ii) and (iii).

          For purposes of this subsection 5.3(b), the Exercise Date shall be the date on which written notice of the Option exercise is received by the Company. Except to the extent the sale and remittance procedure is utilized in connection with the Option exercise, payment of the option price for the purchased shares must accompany such exercise notice; and

          (c) Such representations and documents as the Plan Administrator may, in its absolute discretion, deem necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Plan Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

          (d) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 5.4 - Conditions to Issuance of Stock Certificates
-----------   --------------------------------------------

          The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

          (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Plan Administrator shall, in its absolute discretion, deem necessary or advisable; and

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Plan Administrator shall, in its absolute discretion, determine to be necessary or advisable; and

          (d) The payment to the Company of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

          (e) The lapse of such reasonable period of time following the exercise of the Option as the Plan Administrator may establish from time to time for reasons of administrative convenience.

Section 5.5 - Rights as Stockholders
-----------   ----------------------

          The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

Section 5.6 - Transfer Restrictions
-----------   ---------------------

          The Plan Administrator, in its absolute discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of the Option as it deems appropriate, and any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Plan Administrator may require an Optionee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an Incentive Stock Option, within two (2) years from the date of granting such Option or one (1) year after the transfer of such shares to such Optionee. The Plan Administrator may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

                                   ARTICLE VI

                                 ADMINISTRATION
                                 --------------


Section 6.1 - Administration of Plan
-----------   ----------------------

          The Plan shall be administered in accordance with the following standards:

          (a) The Discretionary Option Grant Program shall be administered by the Plan Administrator, which shall be the Board or, in the discretion of the Board, a Committee appointed by the Board and composed solely of two (2) or more Non-Employee Directors. Members of the Committee shall serve for such term as the Board may determine and shall be subject to removal by the Board at any time. Subject to the provisions of the Plan, the Plan Administrator shall have the sole and exclusive authority to grant Options under the Discretionary Option Grant Program, to accelerate the exercisability of such Options, and to make all determinations necessary or advisable for the administration of the Discretionary Option Grant Program.

          (b) The Plan Administrator shall have full power and authority (subject to the express provisions of the Plan) to establish such rules and regulations as it may deem appropriate for the proper administration of the Plan functions within the scope of its administrative authority and to make any and all determinations with respect to those functions which it may deem necessary or advisable. All decisions of the Plan Administrator taken in good faith and within the scope of its administrative authority under the Plan shall be final and binding on the Optionee, the Company and all other parties who have an interest in any outstanding Option granted pursuant to such authority.

          (c) Administration of the Automatic Option Grant provisions of Article VII shall be self-executing in accordance with the express terms and conditions of such Article VII, and the Plan Administrator shall exercise no discretionary functions with respect to the Option grants made pursuant to such Article VII.

Section 6.2 - Compensation; Professional Assistance; Good Faith Actions
-----------   ---------------------------------------------------------

          Individuals serving as Plan Administrator shall not receive compensation for their services as such, but all expenses and liabilities they incur in connection with the administration of the Plan shall be borne by the Company. The Plan Administrator may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Plan Administrator, together with the Company and its Officers and Directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons. No individual serving as Plan Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and such individuals shall be fully protected by the Company with respect to any such action, determination or interpretation.

                                  ARTICLE VII

                         AUTOMATIC OPTION GRANT PROGRAM
                         ------------------------------

Section 7.1 - Eligible Optionees
-----------   ------------------

          (a) Each individual serving as a non-Employee member of the Board at any time on or after November 9, 1992, shall be eligible to receive periodic automatic Option grants pursuant to the provisions of this Article VII. However, in no event will any non-Employee Board member be eligible to receive Option grants under this Article VII program, if such individual has previously served as an Employee of the Company or any Parent or Subsidiary corporation.

          (b) Except for the Option grants to be made pursuant to the provisions of this Article VII, non-Employee Board members shall not be eligible to receive any additional Option grants under this Plan.

Section 7.2 - Grant Dates
-----------   -----------

          Option grants will be made under this Article VII on the dates specified below:

               (i) On November 9, 1992, each individual who is at the time serving as a non-Employee member of the Board shall automatically be granted on that date a Non-Qualified Stock Option to purchase two thousand (2,000) shares of Common Stock upon the terms and conditions of this
     Article VII.

          (ii) On the second Monday of November of each subsequent year, commencing with the 1993 calendar year, each member of the Board shall automatically be granted on that date a Non-Qualified Stock Option to purchase two thousand (2,000) shares of Common Stock upon the terms and conditions of this Article VII, or such other number of shares of Common Stock as may be fixed by the Board from time to time.

          There shall be no limit on the number of such share Option grants any one non-Employee Board member may receive over his period of service on the Board. The number of shares subject to each automatic Option grant (including grants to be made in the future) shall be subject to periodic adjustment pursuant to the applicable provisions of Section 4.7.

Section 7.3 - Option Price
-----------   ------------

          The option price per share shall be equal to one hundred percent (100%) of the fair market value per share of Common Stock on the automatic grant date.

Section 7.4 - Payment
-----------   -------

          The option price shall be payable in one of the alternative forms specified below:

          (i) full payment in a cashiers check or wire transfer payable to the Company's order; or

          (ii) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the Exercise Date (as such term is defined below); or

          (iii) payment effected through a broker-dealer sale and remittance procedure pursuant to which the Optionee shall provide irrevocable written instructions (I) to the designated brokerage firm to effect the immediate sale of the purchased shares and to remit to the Company, out of the sale proceeds available on the settlement date, an amount equal to the aggregate option price payable for the purchased shares and (II) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction; or

          (iv) any combination of the consideration provided in the foregoing subsections (i), (ii), and (iii).

          For purposes of this subsection 7.4, the Exercise Date shall be the date on which written notice of the Option exercise is received by the Company. Except to the extent the sale and remittance procedure is utilized in connection with the Option exercise, payment of the option price for the purchased shares must accompany such exercise notice.

Section 7.5 - Option Term
-----------   -----------

          Each automatic grant under this Article VII shall have a maximum term of ten (10) years measured from the automatic grant date.

Section 7.6 - Exercisability
-----------   --------------

          Each automatic Option shall become exercisable for the Option shares one (1) year after the grant date.

Section 7.7 - Termination of Board Service
-----------   ----------------------------

          (a) Should the Optionee cease service as a Board member for any reason while holding one or more automatic Option grants under this Article VII, then such options granted hereunder not exercised by the Board member at the time of termination of Board membership, shall terminate and cease to be exercisable as of such date.

          (b) In no event shall any automatic grant under this Article VII remain exercisable after the specified expiration date of the ten (10) year Option term. Upon the expiration of the applicable exercise period in accordance with subparagraph (a) above or (if earlier) upon the expiration of the ten (10) year Option term, the automatic Option grant shall terminate and cease to be exercisable.

Section 7.8 - Stockholder Rights
-----------   ------------------

          The holder of an automatic Option grant under this Article VII shall have no stockholder rights with respect to any shares covered by such Option until such individual shall have exercised the Option, paid the option price for the purchased shares and been issued a stock certificate for such shares.

Section 7.9 - Corporate Transaction
-----------   ---------------------

          In the event of any of the following stockholder-approved transactions to which the Company is a party (a "Corporate Transaction"): any merger or consolidation of the Company into another corporation, the acquisition by another corporation of all or substantially all of the Company's assets or the liquidation or dissolution of the Company, the exercisability of each automatic Option grant at the time outstanding under this Article VII shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such Option and may be exercised for all or any portion of such shares. Upon the consummation of the Corporate Transaction, all automatic Option grants under this Article VII shall terminate and cease to be outstanding.

Section 7.10 - Change in Control
------------   -----------------

          In connection with any Change in Control of the Company, the exercisability of each automatic Option grant at the time outstanding under this
Article VII shall automatically accelerate so that each such Option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such Option and may be exercised for all or any portion of such shares. For purposes of this Article VII, a Change in Control shall be deemed to occur when any person or related group or persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership [within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "1934 Act")] of securities possessing more than eighty percent (80%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept.

          The shares of Common Stock subject to each Option surrendered in connection with the Change in Control shall not be available for subsequent issuance under this Plan.

          The automatic Option grants outstanding under this Article VII shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

Section 7.11 - Remaining Terms
------------   ---------------

          The remaining terms and conditions of each automatic Option grant shall be as set forth in the prototype Directors Automatic Option Grant Agreement.

Section 7.12 - Amendment of the Automatic Grant Provisions
------------   -------------------------------------------

          The provisions of this Automatic Option Grant Program, including any automatic Option grants outstanding under this Article VII, may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable federal income tax laws and regulations.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS
                            ------------------------

Section 8.1 - Options Not Transferable
-----------   ------------------------

          During the lifetime of the Optionee, Options granted under either the Discretionary Option Grant Program or the Automatic Option Grant Program (and any stock appreciation rights attaching thereto) shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee other than by a transfer of the Option effected by the Optionee's will or by the laws of descent and distribution following the Optionee's death. Accordingly, except for such permitted transfer, the Option (or any interest or right therein or part thereof) shall not be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any such attempted disposition thereof shall be null and void and of no effect.

Section 8.2 - Amendment, Suspension or Termination of the Plan
-----------   ------------------------------------------------

          (a) The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided, however, that (I) no such amendment or modification shall, without the consent of the Option holders, adversely affect their rights and obligations under their Options and (II) any amendment to the Automatic Option Grant program shall be effected in compliance with the limitations of Section 7.12. In addition, the Board shall not, without the approval of the Company's stockholders, (i) materially increase the maximum number of shares issuable under the Plan, except for permissible adjustments under Section 2.3, (ii) materially modify the eligibility requirements for the grant of Options under the Plan, (iii) materially increase the benefits accruing to participants under the Plan or (iv) increase the maximum number of shares for which Automatic Option Grants may be periodically made pursuant to the provisions of Article VII.

          (b) No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the earlier of the following events:

               (i)  December 31, 2006; or

          (ii) the date on which all shares available for issuance under the Plan shall have been issued or canceled pursuant to the exercise or surrender of the Options granted hereunder.

          If the date of termination is determined under clauses (i) above, then options outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

Section 8.3 - Effective Date of Plan
-----------   ----------------------

          (a) The Plan was initially adopted by the Board on April 25, 1984, and approved by the Company's stockholders on May 22, 1984. On November 9, 1992, the Board approved a restatement of the Plan, effective as of such date, to (i) increase the number of shares of Common Stock reserved for issuance under the Plan by an additional 450,000 shares, (ii) bring the Plan in compliance with the applicable requirements of SEC Rule 16b-3, as amended May 1, 1991, under the 1934 Act, (iii) revise the Incentive Stock Option provisions of the Plan to conform to applicable changes in the federal tax laws, (iv) establish the Automatic Option Grant Program for non-Employee Board members and (v) extend the term of the Plan to December 31, 2002. The November 1992 restatement was approved by the Company's stockholders on May 26, 1993. On February 7, 1997, the Board approved an Amendment to the Plan, effective as of such date, to (i) increase the number of shares of Common Stock reserved for issuance under the Plan by an additional 500,000 shares, and (ii) extend the term of the Plan to December 31, 2006. The February

1997 Amendment will be submitted to stockholder approval at the 1997 Annual Meeting and no options granted on the basis of the 500,000 share increase shall become exercisable in whole or in part unless and until such stockholder approval shall have been obtained at the 1997 Annual Meeting.

          The November 1992 restatement shall apply only to options granted under the Plan from and after the November 9, 1992, effective date. Each option issued and outstanding under the Plan immediately prior to such effective date shall continue to be governed by the terms and conditions of the Plan (and the instrument evidencing such option) as in effect on the date such option was previously granted, and nothing in the November 1992 restatement shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to the acquisition of shares of Common Stock thereunder.

          (b) The sale and remittance procedure for the exercise of outstanding options shall be available for all options granted under the Plan after November 9, 1992, and for all Non-Qualified Stock Options outstanding under the Plan on such date. The Plan Administrator may also allow such procedure to be utilized in connection with one or more disqualifying dispositions of Incentive Stock Option shares effected after such date.

          (c) Options may be granted under this Plan to purchase shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided (i) an amendment to increase the maximum number of shares issuable under the Plan is adopted by the Board prior to the initial grant of any such option and is thereafter submitted to the Company's stockholders for approval and (ii) each option so granted is not to become exercisable, in whole or in part, at any time prior to the obtaining of such stockholder approval.

Section 8.4 - Effect of Plan Upon Other Options and Compensation Plans
-----------   --------------------------------------------------------

          The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Parent or Subsidiary corporation. Nothing in this Plan shall be construed to limit the right of the Company or any Parent or Subsidiary corporation (a) to establish any other forms of incentives or compensation for employees of the Company or any Parent or Subsidiary corporation or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 8.5 - Titles
-----------   ------

          Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.